SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 17, 2003
                                 --------------

                             United Bankshares, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         West Virginia                   No. 0-13322             55-0641179
    --------------------          ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                                300 United Center
                            500 Virginia Street, East
                         Charleston, West Virginia 25301
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (304) 424-8800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
             -----------------------------------------------------
             (Former name or address, if changed since last report)

Item 7.  Financial Statements and Exhibits
------------------------------------------

     (c) Exhibits

         99.1  Press Release, dated April 17, 2003, issued by
               United Bankshares, Inc.

         99.2  Unaudited Supplemental Financial Information


Item 9.  Regulation FD Disclosure
---------------------------------

     On April 17, 2003 United Bankshares, Inc. ("United") announced its earnings for the first quarter of 2003. A copy of the press release is attached as
Exhibit 99.1 to this report. Additionally, United provided supplemental financial information for analysts and other interested investors which is attached as Exhibit 99.2 to this report.

     This information is being provided pursuant to Item 12, Results of Operations and Financial Condition, in accordance with the guidance provided in SEC Release Nos. 33-8216 and 34-47583.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNITED BANKSHARES, INC.


Date:   April 17, 2003               By:  /s/ Steven E. Wilson
     -------------------------            ------------------------------

                                     Steven E. Wilson, Executive Vice
                                     President, Treasurer, Secretary and Chief
                                     Financial Officer